Exhibit 10.1

                             PARTICIPATION AGREEMENT
                        High Island Area, Block 138 (S/2)


     This Participation Agreement ("Agreement") is made and entered into effective as of the 1st day of March, 2008 by and between LLOG Exploration Offshore, Inc. ("LLOG"), and Ridgewood Energy Corporation ("Ridgewood"). LLOG and Ridgewood are sometimes hereafter referred to collectively as "Parties" and individually as "Party."


                                    RECITALS

     WHEREAS, LLOG has identified a prospect on the S/2 of High Island Area, Block 138 ("Block") and has acquired Oil & Gas Lease OCS-G 31040 ("Lease") from the United States of America which Lease is further defined on the attached Exhibit "A"; and,

     WHEREAS, LLOG plans to drill the OCS-G 31040 #1 Well ("Initial Test Well" or "ITW") to a depth of 17,031 feet MD (15,400 feet TVD) or to a depth sufficient to test the Marg A-2 Sand (the top of which was seen in the OCS-G 27505 #1 ST1 well at 14,976 feet), whichever is the lesser depth ("Objective Depth"). The ITW shall be drilled at a surface location of 7,635' FSL and 6,757' FWL of the Block, and of bottom hole location of 3,450' FSL and 6,232' FEL of the Block; and,

     WHEREAS, LLOG has offered to Ridgewood the opportunity to participate in the drilling of the ITW, and Ridgewood has accepted LLOG's offer and has agreed to bear fifty percent (50%) of the drilling costs ("Participating Interest") of the ITW in order to earn a twenty-five percent (25%) record title interest in the ITW and Lease.

     NOW, THEREFORE, in consideration of the mutual covenants and agreement herein contained, the Parties hereto agree as follows:


1.   REIMBURSABLE LAND COSTS
     -----------------------

Within fifteen (15) days of execution of this Agreement, Ridgewood shall reimburse LLOG $2,219,643.75 for its 25% share of the "Sunk Land Costs". The Sunk Land Costs for the Lease are $8,635,575 in bonus costs, $18,000 in rentals, $25,000 for a license on the Shallow Hazard Data and $200,000 for G&G and miscellaneous land costs.


2.   ASSIGNMENT OF RECORD TITLE
     --------------------------

Within fifteen (15) days from receipt of the Sunk Land Costs, LLOG shall execute and deliver to Ridgewood an Assignment of Record Title Interest delivering to Ridgewood a 25% of 6/6ths Record Title Interest in the Lease. The Assignment shall be without warranty of title, either express or implied, except by, through and under LLOG, but not otherwise. Additionally, such Assignment shall be subject to the approval of the authorized officer of the U.S. Mineral Management Service. The Assignment shall be prepared with an attached Exhibit "A" thereto, with said Exhibit "A" being a mutually acceptable assignment form which can be executed by the parties and recorded in the appropriate County/Parish, as applicable. The Assignment shall be further subject to a 2.5% overriding royalty interest in favor of Blue Streak Exploration which shall deliver to Ridgewood the net revenue interest set forth on Exhibit "A" attributable to its 25% record title interest. LLOG and Ridgewood agree to execute any necessary documents and take all other actions reasonably necessary, if any, to assist in the MMS approval process.


3.   INITIAL TEST WELL
     -----------------

Ridgewood agrees to assume their Participating Interest in the costs to drill and evaluate the ITW to "Casing Point". The Authority for Expenditure ("AFE") to drill the ITW is Attached hereto as Exhibit "B". Concurrent with the execution of this Agreement, the parties agree to approve and execute the formal AFE. As used in this Agreement, "Casing Point" shall mean that point in time when the ITW has been drilled to Objective Depth and after all logs, cores and other approved tests contemplated in the AFE have been conducted which are necessary to reach the decision for further operations in the ITW, and the results thereof have been furnished to all of the Parties, along with Operator's recommendation. It is understood that Casing Point shall include plugging and abandonment costs in the event the ITW is not completed for production or temporarily abandoned in contemplation of further operations.

Ridgewood will pay its Participating Interest in the ITW until such time as the ITW reaches Casing Point or the actual costs to drill and evaluate the ITW reaches 110% of the AFE ("Promote Cap"), whichever occurs first. Thereafter, Ridgewood's costs in the ITW shall be based on a twenty-five percent (25%) working interest.

LLOG, as Operator, shall have the right to require Ridgewood to pay advances in accordance with the terms of the COPAS attached to the Offshore Operating Agreement described herein.


4.   SUBSTITUTE WELL
     ---------------

If during the drilling of the ITW, LLOG encounters impenetrable substances or conditions, including loss of hole due to mechanical difficulties, which in the opinion of a reasonably prudent operator under the same or similar conditions, would render further drilling impracticable or hazardous and the condition prevents further drilling of the ITW, LLOG may commence a "Substitute Well", provided the drilling operations on such Substitute Well are commenced within one hundred eighty (180) days after release of the drilling rig from the ITW. However, with respect to such Substitute Well, the Promote Cap applicable to the original AFE shall not be adjusted upward in the event the cumulative costs of the ITW and the Substitute Well, as the case may be, exceed the original Promote Cap.


5.   OFFSHORE OPERATING AGREEMENT
     ----------------------------

The ITW shall be drilled in accordance with the February 15, 2008 Offshore Operating Agreement ("OOA") which is sent in conjunction with, and as a condition to this Agreement. Contemporaneously with the execution of this Agreement, Ridgewood agrees to execute the OOA and return two (2) signature pages to LLOG. Castex Offshore, LLC ("Castex") is also a party to the OOA and LLOG shall furnish Ridgewood copies of Castex's signature page. All operations on the Initial Test Well and any and all subsequent operations on the Lease shall be conducted in accordance with the terms and provisions of the OOA.

If there are any conflicts between this Agreement and the OOA, the terms and provisions of this Agreement shall prevail and govern.


6.   INFORMATION REQUIREMENTS
     ------------------------

During the drilling of the ITW, LLOG shall deliver to Ridgewood the information shown on the attached Exhibit "C".


7.   TIMELY OPERATIONS
     -----------------

LLOG will diligently and timely move forward in securing a rig necessary to drill the ITW as soon as possible. LLOG is committed to having commenced operations by April 30, 2008, subject to rig availability and obtaining the required permits. LLOG shall not be liable to Ridgewood or suffer any penalties for failure to spud the ITW by April 30, 2008. Notwithstanding anything herein to the contrary, should LLOG not spud the ITW by April 30, 2008, Ridgewood shall have the sole option to elect to terminate this Agreement and its participation commitment hereunder ipso facto. If Ridgewood so elects to terminate this Agreement, it shall not be liable to LLOG or suffer any penalties thereto for such termination, and all commitments and obligations will cease upon such notice to terminate. Upon such termination, any assignments of interest into Ridgewood will be reassigned to LLOG and any and all Sunk Land Costs paid by Ridgewood to LLOG will be refunded back to Ridgewood via wire transfer simultaneously with such reassignment of interest to LLOG.


8.   TERM
     ----

This Agreement shall terminate at such time as 1.) the ITW has reached Objective Depth, and 2.) the Assignment provided for in Article 4 has been filed and accepted by the Minerals Management Service. Thereafter all operations to be conducted for the joint benefit of the Parties shall be subject to the OOA.


9.   MISCELLANEOUS
     -------------

This agreement shall be deemed for all purposes as prepared through the joint efforts of the parties and shall not be construed against one party or the other as a result of the preparation, submittal, or other event of negotiation, drafting, or execution hereof.

The section headings used herein are for convenience only and shall not be construed as having any substantive significance or as indicating that all of the provisions of this Agreement relating to any particular topic are to be found in any particular section.

In the event this Agreement or the operations, or any part thereof, contemplated hereby are found to be inconsistent with or contrary to any laws, rules, regulations or orders, the laws, rules, regulations or orders shall be deemed to control and this Agreement shall be regarded as modified accordingly and as so modified shall continue in full force and effect.

Any amendments, changes or modifications to the rights and obligations of the Parties shall be in writing and shall be effective only when agreed in writing by all Parties.

This Agreement, together with all of its exhibits, is intended by the Parties to be a complete and final statement of the agreement of the Parties with respect to the subject matter hereof, and supersedes any prior oral or written statements or agreements between the Parties hereto.


10.  NOTICES
     -------

All notices, requests or demands to be given under this Agreement shall be in writing and directed to the persons at the following address/contact information:


LLOG Exploration Offshore, Inc.                Ridgewood Energy Corporation
11700 Old Katy Road, Suite 295                 11700 Old Katy Road, Suite 280
Houston, Texas 77079                           Houston, TX 77079
Attn: Mr. K. Scott Spence                      Attention: Mr W. Greg Tabor
Phone: (281) 752-1106                          Phone: (281) 293-8449
Fax:  (281) 752-1190                           Fax: (281) 293-7705
Email: scotts@llog.com                         Email: gtabor@ridgewoodenergy.com



11.  BINDING EFFECT
     --------------

The terms and provisions hereof shall be binding upon and inure to the benefit of LLOG and Ridgewood, and their respective heirs, legal representatives, successors and assigns, and shall be covenants running with the Lease.


IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first set forth above.


                                           LLOG EXPLORATION OFFSHOHORE, INC.


                                           /s/ K. Scott Spence
                                           -------------------
                                           K. Scott Spence
                                           Land Manager - GOM Shelf


                                           RIDGEWOOD ENERGY CORPORATION


                                           /s/ W. Greg Tabor
                                           -----------------
                                           W. Greg Tabor
                                           Executive Vice President

                                 EXHIBIT "A"
                                 -----------
                   Attached to and made a part of that certain
                   Participation Agreement dated March 1, 2008
                by and between LLOG Exploration Offshore, Inc.,
                          Ridgewood Energy Corporation
--------------------------------------------------------------------------------


Description of Leases:


     Oil and Gas Lease bearing Serial Number OCS-G 31040, effective November 1, 2007, covering the S/2 of High Island Area Block 138, from the United States of America, as Lessor, to LLOG Exploration Offshore, Inc., as Lessee, containing approximately 2,880 acres, more or less.


Lease Net Revenue Interest:


     80.8333% of 6/6ths (RS 6 Royalty to MMS and 2.5% overriding royalty to Blue Streak Exploration)

                                  EXHIBIT "B"

                        LLOG EXPLORATION OFFSHORE, Inc.

                           AUTHORITY FOR EXPENDITURE

FIELD OR AREA     High Island 138                                AFE#
                  ----------------------------------------             ---------
WELL NAME         OCSG 31040 Well #1                        PROP. TD   15400tvd.
                  ----------------------------------------             ---------
                                                                       17031 md
STATE      LA     PARISH OFFSHORE                                      ---------
          ------         --------
SCOPE:   Drill directional hole to base of GYRO 9 sand
         -------------------------------------------------
         Complete as a single without sand control
         -------------------------------------------------

                                                                      SUMMARY OF ESTIMATED COST
                                                         ================================================
INTANGIBLE COST - DESCRIPTION                              DRILLING      COMPLETION            TOTAL
---------------------------------------------------------------------------------------------------------
Drilling Rig          48  Days @       $70,000  $/Day       3,360,000             -          3,360,000
---------------------------------------------------------------------------------------------------------
Turnkey Drilling                                                    -             -                  -
---------------------------------------------------------------------------------------------------------
Drill Rig Completion  18  Days @       $70,000  $/Day               -     1,260,000          1,260,000
---------------------------------------------------------------------------------------------------------
Completion Rig         -  Days @             0  $/Day               -             -                  -
---------------------------------------------------------------------------------------------------------
Permits & Surveying                                            25,000             -             25,000
---------------------------------------------------------------------------------------------------------
Location Construction/Cleanup/Dredging                              -             -                  -
---------------------------------------------------------------------------------------------------------
MOB/DEMOB 48 hrs @ $2,000 hr x2 Tug Tow time                  192,000        60,000            252,000
---------------------------------------------------------------------------------------------------------
Engineering/Supervision                 $3,000  $/Day         144,000        54,000            198,000
---------------------------------------------------------------------------------------------------------
Dock Service/Dispatcher                 $1,500  $/Day          72,000        27,000             99,000
--------------------------------------------------------------------------------------------------------
Communications                            $500  $/Day          24,000         9,000             33,000
--------------------------------------------------------------------------------------------------------
Hammer Casing Crews & Tools                                   120,000        50,000            170,000
--------------------------------------------------------------------------------------------------------
Bits                                                          110,300             -            110,300
--------------------------------------------------------------------------------------------------------
Directional Services                                          650,000             -            650,000
--------------------------------------------------------------------------------------------------------
Drill Pipe Rental                                             100,000             -            100,000
--------------------------------------------------------------------------------------------------------
Other Rentals                           $6,400  $/Day         307,200       115,200            422,400
--------------------------------------------------------------------------------------------------------
Cement & Cement Services                                      400,000       100,000            500,000
--------------------------------------------------------------------------------------------------------
Drilling/Completion Fluids                                    900,000        40,000            940,000
--------------------------------------------------------------------------------------------------------
Filter Unit                                                                       -                  -
--------------------------------------------------------------------------------------------------------
Electric Line Services                                        300,000        75,000            375,000
--------------------------------------------------------------------------------------------------------
Slickline Services                                                                -                  -
--------------------------------------------------------------------------------------------------------
Perforating                                                         -       125,000            125,000
--------------------------------------------------------------------------------------------------------
Stimulation - Tools                                                               -                  -
--------------------------------------------------------------------------------------------------------
Stimulation - Pumping                                               -                                -
--------------------------------------------------------------------------------------------------------
Nitrogen / Coil Tubing                                              -                                -
--------------------------------------------------------------------------------------------------------
Testing                                                             -       100,000            100,000
--------------------------------------------------------------------------------------------------------
Fishing Services                                                    -             -                  -
--------------------------------------------------------------------------------------------------------
Disposal                                                      150,000        67,000            217,000
--------------------------------------------------------------------------------------------------------

Fuel, Water, Power                      $6,400  $/Day         307,200       115,200            422,400
--------------------------------------------------------------------------------------------------------
Transportation - Land                   $2,000  $/Day          96,000        36,000            132,000
--------------------------------------------------------------------------------------------------------
Transportation - Marine                $28,000  $/Day       1,344,000       504,000          1,848,000
--------------------------------------------------------------------------------------------------------
Helicopter Service                                            100,000        25,000            125,000
--------------------------------------------------------------------------------------------------------
Other Drilling Costs (15%)                                  1,305,255       414,360          1,719,615
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Insurance                                                           -             -                  -
--------------------------------------------------------------------------------------------------------
Overhead                                                            -             -                  -
--------------------------------------------------------------------------------------------------------

========================================================================================================
                               SUBTOTAL - INTANGIBLE COST $10,006,955    $3,176,760        $13,183,715
========================================================================================================
                                                                                  -
--------------------------------------------------------------------------------------------------------
TANGIBLE COST                            (FTG)     ($/FT)                         -
--------------------------------------------------------------------------------------------------------
Drive Pipe                        30"          400   $300     120,000             -            120,000
--------------------------------------------------------------------------------------------------------
Conductor Casing                  16"         1100    $90      99,000             -             99,000
--------------------------------------------------------------------------------------------------------
Surface Casing                  13-3/8"       4500    $90     405,000             -            405,000
--------------------------------------------------------------------------------------------------------
Intermediate Casing              9-5/8"      14100    $60     846,000                          846,000
--------------------------------------------------------------------------------------------------------
Drilling Liner                                   0     $0           -             -                  -
--------------------------------------------------------------------------------------------------------
Production Casing                                0     $0           -             -                  -
--------------------------------------------------------------------------------------------------------
Production Liner                  7"          3400    $50           -       170,000            170,000
--------------------------------------------------------------------------------------------------------
Tubing                          3-1/2"       16800    $25           -       420,000            420,000
--------------------------------------------------------------------------------------------------------
Liner Hanger                                                                150,000            150,000
--------------------------------------------------------------------------------------------------------
Mudline Hanger                                                      -             -                  -
--------------------------------------------------------------------------------------------------------
Surface Wellhead Equipment                                     65,000       175,000            240,000
--------------------------------------------------------------------------------------------------------
Subsea Wellhead Equipment                                           -             -                  -
--------------------------------------------------------------------------------------------------------
Surface Tree                                                        -             -                  -
--------------------------------------------------------------------------------------------------------
Subsea Tree                                                         -             -                  -
--------------------------------------------------------------------------------------------------------
Packers & Tubing Accessories (FLT EQ & Centralizers)          25,000        250,000            275,000
--------------------------------------------------------------------------------------------------------
Other Costs (10%)                                            156,000        116,500            272,500
--------------------------------------------------------------------------------------------------------

========================================================================================================
                                 SUBTOTAL - TANGIBLE COST  $1,716,000    $1,281,500         $2,997,500
========================================================================================================

--------------------------------------------------------------------------------------------------------
Plug & Abandon                                                750,000
--------------------------------------------------------------------------------------------------------
                                          DRY HOLE COST   $12,472,955
--------------------------------------------------------------------------------------------------------
                                                                                  -
========================================================================================================
                          TOTAL COST (DRILL & COMPLETE)   $11,722,955    $4,458,260        $16,181,215
========================================================================================================

PREPARED BY          Bob McMann                   DATE:          13-DEC-07
               ----------------------                     ----------------------

APPROVED:      ______________________             DATE:   ______________________